Subsequent Events	6 Months Ended
Jun. 30, 2021
Subsequent Events [Abstract]
Subsequent Events
14.	Subsequent Events

In July 2021, the Company obtained a commitment letter from Alpha Bank S.A. for a loan facility of up to $13,000, in order to finance part of the acquisition cost of the 2009-built Capesize Friendship. The interest rate is LIBOR plus 3.25% p.a., and the term of the loan is four years. The facility will be repaid through four quarterly installments of $700 followed by twelve quarterly installments of $375 and a balloon of $5,700 payable together with the last installment. The new loan facility will be structured as an additional loan tranche in the existing Alpha Bank facility secured by the Lordship, the Squireship and the Leadership.

In July 2021, the Company took delivery of the 176,952 dwt Capesize bulk carrier, built in 2009 in Japan, which was renamed Friendship (Note 5). The acquisition of the vessel was financed with cash on hand.

On August 2, 2021, the Company’s Equity Incentive Plan was amended and restated to increase the aggregate number of shares of the common stock reserved for issuance under the Plan to 3,500,000 shares. The same date, the Compensation Committee granted an aggregate of 3,100,000 restricted shares of common stock pursuant to the Equity Incentive Plan. Of the total 3,100,000 shares issued, 1,300,000 shares were granted to the non-executive members of the board of directors, 885,000 were granted to the executive officers, 790,000 shares were granted to certain of the Company’s non-executive employees and 125,000 shares were granted to the sole director of the Company’s commercial manager, a non-employee and another non-employee. The fair value of each share on the grant date was $1.02. All the shares will vest in equal tranches on each of the grant date, October 1, 2021 and October 1, 2022.